Endurance Specialty Holdings Ltd.
Investor Day

May 15, 2006

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results,
performance, or achievements expressed or implied by such
forward-looking statements. The Company undertakes no
obligation to publicly update or revise any forward-looking
statement.

Welcome

Kenneth LeStrange

Chairman, President

& Chief Executive Officer

May 15, 2006

Investor Day Objectives

Provide a detailed understanding of Endurance’s
strategy and our execution of this strategy

Review our financial goals and historical performance,
with emphasis on the levers driving the achievement of
our goal of generating 15% + return on equity through
the underwriting cycle

Demonstrate how our strategy is implemented through
our organizational structure and people

Highlight the breadth and depth of our management
team

Agenda

9:30 am          Coffee & Registration

10:00 am       Kenneth LeStrange, Chairman, President and Chief Executive Officer

10:15 am       David Cash, Chief Underwriting Officer

10:30 am       Michael Angelina, Chief Actuary & Chief Risk Officer

10:45 am       Mark Silverstein, Chief Investment Officer

11:00 am       John O’Connor, President - Endurance Services Limited

11:10 am       Michael McGuire, Chief Financial Officer

11:25 am       Q&A

11:55 am       LUNCH

12:45 pm       Business Platform Panel

Introduction - Kenneth LeStrange

12:50 pm       Michael Fujii, Chief Operating Officer – Insurance

1:00 pm          Daniel Izard, President – Endurance Bermuda

1:10 pm          William Jewett, President – Endurance U.S. Reinsurance

1:20 pm          Mark Boucher, Chief Executive Officer – Endurance UK

1:30 pm          Specialty Units - Implementation Case Studies

Introduction  - Susan Patschak, Executive Vice President & COO, Endurance Bermuda

1:35 pm          Laura Shanahan – Senior Vice President, Surety Reinsurance

1:45 pm          Judy Hart – Executive Vice President, Healthcare Practice

1:55 pm          Q&A

Our Purpose

To create exceptional value for our clients
and shareholders by applying a
disciplined and technical approach to the
transfer of insurable risk and the
management of capital

Our Strategy

Create a diversified portfolio of specialty lines that are individually profitable and have limited correlation

Maintain deep expertise in each line of focus

Focus on high return on capital not revenue

Make use of state of the art analysis and technology

Maintain competitive and flexible expense structure consistent with our control and quality imperatives

Proactively manage capital

Endurance Strategy

Our Financial Performance

(11.9)%

122.7% (a)

(208,321)

1,803,442 (a)

$1,812,168 (a)

      Year

       Ended

        Dec. 31,

        2005

24.5% *

19.9%

17.3%

7.8%

Operating ROE

85.7% (a)

85.8%

84.7%

86.2%

Combined Ratio

$107,920

348,443

247,938

93,024

Operating Income (Loss)

$476,963 (a)

1,632,600

1,173,947

369,489

Net Earned Premiums

$670,530 (a)

$1,711,357

$1,601,997

$798,760

Gross Written Premiums

Quarter

Ended

Mar. 31,

2006

    Year
   Ended

     Dec. 31,

     2004

            Year

       Ended

        Dec. 31,

        2003

Year

Ended

Dec. 31,

2002

($ in thousands)

Income Statement

(a)

Prior to deposit accounting adjustments

* Annualized

The Endurance Edge

Active capital management

Shareholder ethos

Cost, efficiency and flexibility of capital structure

Resource allocation

Lean expense structure, consistent with quality and control

Underwriting/risk management

Technical approach

Proprietary risk tools

Proprietary data

Actuaries, risk modelers are involved at point of decision

Robust, common systems

The Endurance Edge

Culture

One Endurance

Teamwork

Accountability

Achievement

Integrity

Diversification

Short/Long tail

Insurance/Reinsurance

Geographic

Scope not scale

Macro/Micro Cycle Management

The Endurance Edge

Specialization

Industry leading expertise

“Edge” in data, tools and technology

Value proposition to brokers/clients

Selection of best risks in each category

Contemporary view of trends, issues and opportunities

Franchise positions in diversified segments

Underwriting at Endurance

David Cash

Chief Underwriting Officer

May 15, 2006

Table of Contents

1.

Underwriting philosophy

•      Business model

•      Market environment

2.

Organization

•      Business units and underwriting matrix

3.

Business profile

•      Insurance

•      Reinsurance

4.

Results to date

•      Casualty lines

•      Specialty lines

•      Catastrophe lines

•      Property + marine lines

5.

Risk management

•      Lessons learned

•      Diversification and risk profile

Philosophy – Business Model

Endurance was built in the aftermath of 9/11 to be an
underwriter of volatile specialty risks – key to our business are the following beliefs:

Specialization

Specialization matters both to clients and to results.  We focus primarily on business segments that reward specialized knowledge and relationships

People, knowledge and discipline

We hire people with a passion for the business, we invest in knowledge and technology to improve our products and we value discipline and teamwork

Portfolio management

Our products enable our clients to outsource their risk management needs.
In turn we have built our company around risk management concepts –
diversification, value at risk and management information

Business Split	Class of Business	Platforms
Insurance		Property	EUSI and EWIL
		Healthcare	ESIL
		Excess Casualty [Large Account]	ESIL
		Excess Casualty [Middle Market]	EUSI
		Professional Lines	ESIL
Reinsurance		Catastrophe	ESIL
		Property + Marine	ERCA and EWIL
		Casualty	ERCA / ESIL / EWIL
		Programs	ERCA
		Specialty	ERCA / ESIL / EWIL

Holdings and ESL

- Accounting
- Finance
- Investments
- Legal
- Risk Management Committee
- Shared Services

Endurance

Organization – Business Units & Underwriting Matrix

Professional Liability
Financial Institutions
Miscellaneous
US Casualty
General Casualty
Bermuda Casualty
Medical / Pharmaceutical
Construction
Industrial
Miscellaneous
Combined Property Lines
U S – Property D I C
U S – Property All Risk
U K – Property All Risk
Healthcare
Healthcare
6.5 %
7.4 %
1.7 %
15.6 %
27.4 %
7.7 %
4.4 %
3.7 %
8.3 %
10.7 %
6.5 %

Endurance

Business Profile – Insurance

Specialty Lines *
Aerospace
Agriculture
Surety
Accident
Other Casualty Lines
Program Business
Small Account Business
Casualty Lines +
Casualty Treaty
Casualty CLASH
1.3 %
8.6 %
8.6 %
3.7 %
16.2 %
7.1 %
7.1 %
21.6 %
3.7 %
9.3 %
1.5 %
4.0 %
4.0 %
3.3 %
Combined Catastrophe Lines
Int. – Property Catastrophe
U S – Property Catastrophe
U S – WC Catastrophe +
Combined Other Property Lines
U S – Property Treaty
Int. – Property Treaty
Marine and Energy *
* Marine and Energy moved from Specialty Lines
+ US – WC Catastrophe moved from Casualty Lines

Endurance

Business Profile – Reinsurance

Casualty Lines
I T D Underwriting Ratio
120%
100%
80%
60%
40%
20%
0%
ITD Underwriting Ratio
Casualty Insurance
Casualty Insurance [Rolling 12 Months]
Casualty Treaty
Casualty Treaty [Rolling 12 Months]
02-Q1
02-Q2
02-Q3
02-Q4
03-Q1
03-Q2
03-Q3
03-Q4
04-Q1
04-Q2
04-Q3
04-Q4
05-Q1
05-Q2
05-Q3
05-Q4
06-Q1
Reporting Quarter

Insurance
Reinsurance

Results to Date – Casualty Lines

Casualty Insurance :–

ESIL – Bermuda Insurance

Specialized underwriting

High Hazard Classes

Superior information + relationships

EUSI – US Insurance

Platform complete, business ramping up

Middle market E&S focus

20 year relationships

Casualty Reinsurance :–

ESIL + ERCA

Complex business, built around a highly
seasoned team

Varying mix of business and transaction
types

Cautious approach to reserving and
income recognition

Increasing emphasis on extra traditional
transactions

Specialty Lines
I T D Underwriting Ratio
ITD Underwriting Ratio
120%
100%
80%
60%
40%
20%
0%
Accident
Aerospace - Pro Rata
Aerospace - X O L
Agriculture
Surety
Total - Specialty Lines
02-Q1
02-Q2
02-Q3
02-Q4
03-Q1
03-Q2
03-Q3
03-Q4
04-Q1
04-Q2
04-Q3
04-Q4
05-Q1
05-Q2
05-Q3
05-Q4
06-Q1
Reporting Quarter

Insurance

Reinsurance

Endurance

Results to Date – Specialty Lines

Accident

Market leader with significant experience
in the segment

New York and London presence

Tsunami and Pandemic driving new
business opportunities

Aerospace

Market leader both in US & London

Strong relationships and technology

Significant changes occurring creating
increased opportunities

Agriculture

New business to Endurance in 2005

Market leader in this segment

Significant business flow built around
relationships and proprietary technology

Surety

New business to Endurance in 2005

Market leader in this segment

Highly technical business with sticky
relationships

Catastrophe Lines
I T D Underwriting Ratio
120%
100%
80%
60%
40%
20%
0%
ITD Underwriting Ratio
Property Catastrophe
W C Catastrophe
Total - Catastrophe Lines
02-Q1
02-Q2
02-Q3
02-Q4
03-Q1
03-Q2
03-Q3
03-Q4
04-Q1
04-Q2
04-Q3
04-Q4
05-Q1
05-Q2
05-Q3
05-Q4
06-Q1
Reporting Quarter

Insurance
Reinsurance

Results to Date – Catastrophe Lines

Property Catastrophe

Significant player in the Bermuda market
place.  One of only 3 4 serious technical
underwriters left in the market.

Portfolio based approach to underwriting
and pricing, investing significantly in
technology and tools including proprietary
portfolio tools and underwriting workstation

Historic results materially better than the
majority of Bermuda competitors between
2002 and 2005

WC Catastrophe

Market leader – particularly on the smaller
/ regional accounts

Product underwritten by WC experts using
Endurance pricing technology

Booked results to date include a significant
component of IBNR

Environment

Very attractive pricing environment since
start of April expected to hold into 2007

Insurance

Reinsurance

Property + Marine Lines
I T D Underwriting Ratio
120%
100%
80%
60%
40%
20%
0%
ITD Underwriting Ratio
Prop. + Mar. Treaty
Prop. + Mar. Treaty - Ex Cats
Property Insurance
Property Insurance - Ex Cats
02-Q1
02-Q2
02-Q3
02-Q4
03-Q1
03-Q2
03-Q3
03-Q4
04-Q1
04-Q2
04-Q3
04-Q4
05-Q1
05-Q2
05-Q3
05-Q4
06-Q1
Reporting Quarter

▪

▪

▪

▪

▪

▪

▪

▪

▪

Endurance

Results to Date – Property and Marine Lines

Property Insurance

Two main underwriting platforms – Los
Angeles and London

Small to middle market books of business
with catastrophe exposure

Bermuda large account book of business
run off almost complete

In US wind pricing is at a historic high with
CA earthquake not far behind

Terrific opportunity for Endurance

Treaty Property

Book underperformed in 2004 and 2005

Prices raised significantly, while
exposures have been reduced since the
end of 2004

Significant reduction in E&S business,
regional and engineered risks being
maintained

Marine and Energy

Significant reductions in exposure to off-
shore energy at January 1

Risk Management – Lessons Learned

Starting in January 2005, Endurance began reducing its exposure to natural catastrophe exposed accounts.  This process has now been largely completed as of today the following holds true:

Renewed focus on technical and portfolio based underwriting
While we have refined aspects of our underwriting approach, the heart of our process remains unchanged we underwrite using a combination of experience and technology.  First focus is attractive technical margins, followed by quality of fit / diversification within our portfolio

Increased focus on the cleanest accounts
One of the significant lessons learned from KRW was the degree to which the marginal accounts underperformed.  While the top accounts had losses, those losses were much more in line with predicted loss levels

Significant reductions in our off shore energy account
While Marine and Energy continues to be a line of business we are supporting, our pricing has been increased significantly and our exposures have been reduced accordingly off shore aggregates are down by over 50%

Increased use of reinsurance
Particularly in property insurance, Endurance has increased its purchasing of reinsurance.
Both the UK and US property insurance operations have material reinsurance programs in place

Hedging and capital management
Finally, we are expecting to augment our reinsurance purchasing by issuing/purchasing targeted protections geared to relieve peak catastrophe exposures in the US

Aggregate Loss Events
Probability
100 Yr.
250 Yr.
500 Yr.
Premiums
Probability
Loss Sensitive Adjustments
Loss Simulation +
Emergence
Investment Returns
Income Risk Profile
Mean
Median
Capital at Risk
100 Yr.
250 Yr.
500 Yr.
0

Endurance

Risk Management - Diversification and Risk Profile

Actuarial and Risk Management

Mike Angelina

Chief Actuary & Chief Risk Officer

May 15, 2006

Actuarial and Risk Management Function

Culture is based on strong tools and actuarial
involvement

Technology and parameter development

Actuaries and underwriters working together

10% of ENH staff fall into actuarial /modeler category

3 functional areas – group level responsibilities

Reserving

Pricing

Risk Management

Chief actuaries and platform employees

Execution at the point of sale

Reserve Process

Loss Reserve Committee (LRC)

Led by CEO Ken LeStrange

Defined in Sarbanes Oxley reserving process

Other members (9) from functional areas (4 actuaries)

Reserves are established by management quarterly

“real time” versus annually with paid changes

Externally reviewed quarterly by auditors, and semi-
annually by outside firm

Distribution of Case versus IBNR Reserves by SEC Segment @ 3/31/06

600
500
400
300
200
100
0
Property Per Risk
Property Cat
Casualty Treaty
Property Individual Risk
Casualty Individual Risk
Other Specialty
Case O/S
IBNR

Endurance

Over 60% Of Our Reserves Are IBNR

Favorable Reserve Development
($, millions)
% of beginning qtr reserves
70
60
50
40
30
20
10
0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Actual
% initial reserves

Endurance

We Have Shown A Consistent Pattern Of
Favorable Loss Emergence From Our Reserves

120%
100%
80%
60%
40%
20%
0%
Acc Yr 2002
Acc Yr 2003
Acc Yr 2004
Acc Yr 2005
Initial Pick
2002
2003
2004
2005
2006

Endurance

Reserve Runoff of Accident Year Results

80%
60%
40%
20%
0%
Property Per Risk
Property Cat
Casualty Treaty
Property Individual Risk
Casualty Individual Risk
Other Specialty
Total
Initial Loss Ratio
Current Reserved Loss Ratio

Endurance

Recap of 1st Quarter Results
Initial Loss Ratio (From Pricing) vs. Current Reserved Loss Ratio (Based on Emergence)

Risk Management Culture

Senior management understands and values Enterprise
Risk Management

Risk management viewed as core competency and
competitive advantage

Risk management philosophy is well understood, and is
consistent among business units and operating platforms
and drives corporate strategy

Endurance Underwriting Income Profile
In-Force Portfolio as of January 1, 2006
Probability
1-in-500 Year $904 Mil Loss
1-in-250 Year $723 Mil Loss
1-in-100 Year $469 Mil Loss
1-in-50 Year $331 Mil Loss
1-in-25 Year $164 Mil Loss
1-in-10 Year $20 Mil Profit
Average Result $321 Mil Profit
Median Result $360 Mil Profit
-1,000
-750
-500
-250
0
250
500
750
Underwriting Income - $ Millions

-
-

Risk Review – Portfolio Expected Risk Curve

Based on our business at January 1, 2006, there is approximately a 91% chance of a profitable underwriting result and a mean expected result of a $321 million underwriting profit.

We base our budget and forecasts off of the mean result, although the nature of the curve places the median result further to the right (i.e., more profitable).

Stated objective is to
limit our loss in a 1-in-
100 year to 25% of our
capital or less

Investments

Mark Silverstein

Chief Investment Officer

May 15, 2006

Investments – Functional Responsibilities

Centralized investment policy

Integrated, active investment strategy

Portfolio construction

Manager selection

Risk control and compliance

Value Proposition

Provide liquidity and a solid capital base

Generate earnings & book value growth

Investment Process – Ties to ENH Operations

Asset liability management

Interest rate exposures measured net and gross of liabilities

Liquidity managed to meet corporate needs

Risk budgeting

Investment risk taking is a function of:

Quality of investment opportunities

Correlation with other ENH risks

Desired level of risk taking and allocation to investments

Credit/risk aggregation - coordination with liability exposures

Hard limits

Issuer exposure limits relative to shareholder equity

Integrated approach leads to effective strategies

Investments – Key Issues

Investment strategy

Return – income and book value growth

Risk –

Level of risk – shareholder equity-at-risk

Acceptable risks – duration, liquidity, credit, structure, alternatives, equity

Performance measurement

Resources

Internal & external

Policy and Strategy

Philosophy and principles

Shareholder value is optimally enhanced by managing assets within a risk adjusted, expected return framework driven by three factors:

The quality of investment opportunities

Correlation to other Endurance risks

Enterprise wide risk tolerance

Investment objectives

Support the needs of the corporation

Add value for the corporation – income and book value growth

Manage risk efficiently

Investment guidelines

Net valuation risk – aggregate risk of the portfolio managed relative to shareholder equity

Benefit:  Efficient use of capital

Investment Strategy Approach

Investment

Strategy

Risk Management

ERM risk
allocation to
Investments

Corporate

Constraints

Investment
Risk
Parameters

Investment

Policy

Market

Opportunities

Duration

Liquidity

Credit

Structure

Alternatives

Equity

Portfolio 1

Portfolio 2

Portfolio n

Integrated Approach

Investment
Policy

$60
$50
$40
$30
$20
$10
$0
US $ Millions
1.00
0.80
0.60
0.40
0.20
0.00
US $ Per Share
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Fixed income portfolio
Alternative portfolio
$/Basic Share

15%
10%
5%
0%
Return on equity %
15%
10%
5%
0%
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

Endurance

Performance Measurement

Net Investment Income – Dollars and Dollars/Share

Investment Return on Equity*

* Investment return on equity is calculated as the portfolio yield times investment leverage.

Performance Measurement –
Enhanced ENH Metrics

Net investment income

Income earned versus risk-free alternatives

Excess economic return

Marked to market returns versus risk-free benchmark

Return on capital

Excess economic return divided by capital utilized by Investments

Risk adjusted analysis leads to efficient use of capital

Alternatives
$184
4%
Cash*
$325
7%
Fixed Income
$4,305
89%

•

Portfolio Review –
Consolidated Asset Allocation 3-31-06

Portfolio is very conservatively positioned, comprising of high grade fixed income and a small allocation to Alternatives.

*Net of Pending trades, accrued and excludes subsidiary operating cash balances

$4,814 Million*

A
9%
BBB
0%
AA
5%
Gov/Agy
51%
AAA
35%

US Tsy
9%
Cash
7%
ABS
14%
MBS
17%
Non-US Gov
4%
US Agy
14%
Muni
0%
Non-US Corp
2%
CMBS
8%
Corp
13%
CMO
12%

•

Portfolio Review –
Fixed Income Allocation 3-31-06

In light of rich valuations, credit and prepayment risk is minimized in the portfolio

Sector Distribution

Quality Distribution

Average AAA

Opportunistic
$55.3
33%
Credit, Direct
Lending,
Distressed
$128.9
70%

Endurance

Portfolio Review – Alternatives Allocation 3-31-06

Alternative portfolio characteristics

Return since inception: 15.5% annualized (vs. 2.83% for fixed income)

Volatility since inception: 3.5% (vs. 2.08% for fixed income)

Correlation to fixed income less than 0.25

10 separate hedge fund managers

Strategy Allocation

Shared Services Model

John O’Connor

President and COO

Endurance Services Limited

May 15, 2006

Why Did We Create A Service Company?

Optimize allocation of ‘human capital’

Institutionalize corporate knowledge

Achieve economies of scale

Create competitive advantage

Provide a vehicle to develop and share business capabilities across underwriting platforms, including the following services:

Legal

Investments

Information Technology

Human Resources

Accounting & Audit

Marketing & Communications

Actuarial

Underwriting Support

What Benefits Do We Intend To Achieve?

Shared talent and best practices across platforms

Flexible and scaleable operating platform

Improved efficiency and effectiveness

Improved control and predictability of business processes

Service-oriented culture and career path

Continued technology exploitation

Improved financial transparency

Optimal use of external services

Differentiated internal and external customer service

What Makes Endurance Unique?

Implementation in advance of redundancy

Unencumbered by legacy technology environments

Commitment to service culture

Accountability for service quality and outcomes

Technology talent sourcing

Breadth of shared services

Financial Strength, Flexibility and Control

Mike McGuire

Chief Financial Officer

May 15, 2006

Capital Management
Understand Capital Utilization
Maintain Excellent Financial Strength
Access Multiple Sources of Capital
Optimize Capital Structure
Financial Management & Control
Reporting and Analysis
Compliance / Controls
Align with Business Units and Other Functions
Liquidity Management
Asset / Liability Management
Manage Exposure to Credit Risk
Maintain Liquidity Facilities

Endurance

Key elements of financial strategy

2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
$192.0
$1,115.1
$1,299.6
$391.3
$1,212.1
$447.1
$200.0
$1,308.2
$447.1
$200.0
$1,213.3
2002
2003
2004
2005
3/31/2006
Debt
Preferred equity
Retained earnings
Common share capital

160
140
120
100
80
60
40
20
0
$100
$20
$21
$92
$50
$52
$62
$17
2002
2003
2004
2005
3/31/2006
Dividends
Repurchases

Endurance

Capital Management In Action

Capital Returned to
Shareholders

Strong and Flexible Capital Structure

$, Millions

2005 capital raising achieved with less than 10% dilution to existing shareholders

$1,410

$1,748

$2,254

$2,320

$2,371

$, Millions

$41

$142

$114

$17

$100

In total, $414 million has been
returned to shareholders

1st Qtr 2006 Financial Highlights

939,165

Reserve for Unearned Prem.

1,923,988

Total Shareholders’ Equity

Balance Sheet

$5,056,363

Total Investments & Cash

2,688,986

Reserve for Losses & Loss Exp.

18.9%

Debt / Total Capitalization

6.1%

24.5%

Operating ROE – Quarter

Operating ROE – Annualized

84.9%

Combined Ratio

107,920

Operating Income

420,206

Net Earned Premiums

$571,381

Gross Written Premiums

Qtr Ended

Mar. 31,

2006

($ in thousands)

Income Statement

$600
$300
$0
-$300
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
8.6%
18.4%
20.3%
-12.6%
24.3%
$102
$263
$356
-$223
$103
Net income (loss)
Return on average common equity
(annualized for interim periods)

$35
$30
$25
$20
$15
$10
$5
$0
$21.73
$24.03
$27.91
$23.17
$23.96

Strong Financial Performance in Volatile Segments

Net Income (Loss) ($M) and

Return on Average Common Equity

Diluted Book Value Per Common Share

2003

2004

2005

2002

2003

2004

2005

Dividends
per share

$0.32

$0.81

$1.00

$ -

1Q06

$0.25

1Q06

2002

Achieving Our Targets

Operating Assumptions

2.9:1.0 Investment Leverage at
4.25% yield

0.9:1.0 Operating Leverage

Interest expense and preferred
dividends of 2.7% of common
equity

ROE = 9.6%

ROE = 18.6%

ROE = 23.1%

ROE = 17.0%

ROE from Underwriting Activity

ROE from Investing Activity

Financing Costs

* The Return on Equity Sensitivity Analysis is purely illustrative and should not be construed as guidance for future performance.

Return On Equity Sensitivity Analysis*

2.7%

2.7%

2.7%

2.7%

12.3%

7.4%

9.0%

13.5%

12.3%

12.3%

12.3%

100%

Combined

Ratio

91.8%

Combined

Ratio

90%

Combined

Ratio

85%

Combined

Ratio

Endurance U.S. Insurance

Michael P. Fujii

Chief Operating Officer - Insurance

May 15, 2006

Endurance Insurance Operations

Market opportunity

Diversification:  insurance v. reinsurance

Need for consistency and risk management

U.S. Insurance Operations:

Key strategies

Value to customers and shareholders

U.S. Insurance: Key Strategies

Leverage core competencies – specialized expertise

Manage risk exposures and cycles

Implement effective processes

Build customer loyalty through relationships

U.S. Insurance: Key Strategies

Leverage core competencies – specialized expertise

Underwriting staff experience

  Range:  24 years to 37 years

  Average:  30 years

People = market differentiator

  Delegated authorities and accountability

  Technical experts in each function

  Ability to maintain discipline in technical standards

  Customers have direct access to decision makers

  Deep talent pool continual development of employees

U.S. Insurance: Key Strategies

Leverage core competencies – specialized expertise

Manage risk exposures and cycles

  U/W culture = products + market

  Models as underwriting tools

  Achieve superior risk quality

  Control and spread of limits

  Best price for exposure

  Use of reinsurance to mitigate severity

  Manage mix of business in market cycles

  Maximize products with highest margin

> $100 mil
to $100 mil
to $50 mil
to $25 mil
to $10 mil
to $5 mil
> $2.5 mil
$20.0 | 8%
$15.0 | 6%
$51.0 | 20%
$64.0 | 25%
$57.0 | 22%
$40.0 | 16%
$8.0 3%
0
10
20
30
40
50
60
70

Wilma Wind Exposure: Spread of Limits

Attachment Pt

TOTAL LOSS     = $     2.8 MILLION

SUM OF LIMITS = $ 255.0 MILLION

Total Policy Limits

80%
70%
60%
50%
40%
30%
20%
10%
0%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Property DIC
Excess Cas
All Risk Prop
Primary Cas

Endurance

Optimal Mix of Business Through Market Cycles

U.S. Insurance: Key Strategies

Leverage core competencies – specialized expertise

Manage risk exposures and cycles

Implement effective processes

  Process = people + product

  Technology as competitive edge

  Consistency in risk evaluation

  Superior risk information

  Pricing integrity and controls

  Services timely and accurate

U.S. Insurance: Key Strategies

Leverage core competencies – specialized expertise

Manage risk exposures and cycles

Implement effective processes

Build customer loyalty through relationships

  Trademark = long term relationships

Trust, excellent claims service, responsive to customer needs

Higher risk quality through knowledge of accounts

Relationships to endure soft markets

Strong partnerships with suppliers (ie reinsurers, adjusters, vendors)

U.S. Insurance: Value Statement

To our customers:

  Stable market servicing customers over 25 years

  Commitment through long term relationships

  Consistency and service

  Responsive and decisive

To our shareholders:

  Long term growth in book value

  Earnings diversification of risk

  Superior returns through underwriting cycles

Endurance Bermuda

Daniel M. Izard

President

May 15, 2006

Endurance Bermuda

Platform objectives

Target severity driven risks

Leverage technology

The Bermuda “advantage”

Taxes

Regulatory environment

Lines of business

Reinsurance (54%)

Property catastrophe reinsurance

Casualty treaty reinsurance

Aerospace reinsurance

Insurance (46%)

Excess casualty insurance

Healthcare insurance

Professional lines insurance

300
250
200
150
100
50
0
$, millions
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Written Premium
Underwriting Ratio
2002
2003
2004
2005
2006 YTD

Endurance

Casualty Insurance (Bermuda) -
Through The Cycles

ITD 73%

“First on Front” - The Value Propositions

Property catastrophe reinsurance – making money in a volatile market

Positioned as a lead market

Diversified portfolio

Core competencies: investment in models, technology, people

Superior customer service

Insight and analysis

Collegial work environment

Superior client characteristics: what we are looking for

High standard of exposure data

Regional peril underwriters

Constant maintenance of insurance to value

Close relationship with production sources

Limited reliance on independent loss adjusters

Consistently attractive portfolio through the market cycle (and through the storm cycle)

300
250
200
150
100
50
0
$, millions
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
Written Premium
Underwriting Ratio
2002
2003
2004
2005
2006 YTD

Endurance

Property Catastrophe Reinsurance –
Through The Cycles

ITD 72%

“First on Front” - The Value Propositions

Aerospace – picking the winners in an attractive market

Positioning as a pricing leader

Investment in models, technology, people

Prudent use of reinsurance to stabilize results

Emphasis on risk selection and understanding the underlying
business

Client characteristics

Portfolio of direct airline lead markets

Pricing advantages in a “vertical” market

Spread of targeted areas

Geographically

Line of business

Aerospace – Picking the Winners

U S Leads

48%

London Leads

5%

European Leads

11%

All Others

36%

Lead Market clients represent 64 % of Written Premium

90
80
70
60
50
40
30
20
10
0
$, millions
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Written Premium
Underwriting Ratio
2002
2003
2004
2005
2006 YTD

Endurance

Aerospace Reinsurance – Through The Cycles

ITD 63%

Endurance Bermuda – Keeping the Edge

Building on our strengths

Technology

Experienced leaders

Market relationships

Creating a sustainable product

Preserving our market position

Building a “real” company

Infrastructure

Experienced staff

Rating agency demands/hurdles

Maintaining discipline

Endurance U.S. Reinsurance

William M. Jewett

President

May 15, 2006

Premium ($M)	% Total
Property	180	26%
Casualty	112	16%
Worker's Comp	90	13%
Professional Liability	80	12%
Aerospace	52	8%
Surety	51	7%
Small Business Unit	48	7%
Agribusiness	33	5%
Marine	25	4%
Personal Accident	13	2%
	$ 684	

Endurance

Strategy and Value Proposition

Insight, analysis and execution

Identification of opportunities

Knowledge based underwriting and business decision-making

Execution and account management

Portfolio of specialty businesses

2005 Premium

Composition

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2003
2004
2005
Q1 2006
Other Specialty
Small Business Unit
Personal Accident
Marine
Agribusiness
Surety
Aerospace
Worker's Comp
Professional Liability
Property
Casualty

General P&C	67%	57%	42%	37%
Specialty Lines	33%	43%	58%	63%
Total Premium ($M)	774	726	684	254

Endurance

Portfolio of Specialty Business

Top Ten Property and Casualty Treaties

$292.1

Total Prop & Casualty Inforce

$95.2

All Other Inforce Contracts

$196.9

Total top 10

$5.3

Guy Carpenter

Property

Chubb

$6.5

Willis

Casualty

RLI

$7.2

Willis

Casualty

Colony

$7.5

Aon

Casualty

Scottsdale

$10.7

Guy Carpenter

Property

GuideOne

$12.0

Willis

Casualty

Zurich

$16.0

Aon

Casualty

Utica First

$19.5

Benfield

Casualty

Zurich

$23.8

Towers

Property

QBE

$88.4

Willis

Property

FM Global

Written Premium ($M)

Broker

Type

Insured Name

2006 and Beyond

Continued...

Adaptation and evolution of portfolio

Discipline throughout the market cycle and micro-cycles

Attraction of the best talent in the industry

Leverage the Endurance Franchise

Endurance U.K.

Mark Boucher

Chief Executive Officer

May 15, 2006

GWP by Domicile of Customer for 2005
5%
13%
42%
13%
27%
Europe ex UK
UK/Eire
Asia Pacific
Americas
Africa/Middle East

Endurance

Endurance U.K. Value Proposition

Represents Endurance in London and
international markets

Transacts business in 30+ countries

Operates in 21 currencies

Conducts business in 10 different
languages

Targets first tier customers

Experienced team of insurance / reinsurance
professionals

FSA authorised insurance /  reinsurance
company

Delivering consistent group underwriting
standards

Property and Casualty Reinsurance

Low Severity

Ex US domiciled

Target countries and customers most likely to generate
superior sustainable returns

Rigorous analytical process

Focused development and travel

Key underwriting adjustments for 2006

More aggressive underwriting ratios and catastrophe loads

Reduced occurrence / event limits

Marine and Energy

Lead global initiative for this specialty

Key underwriting adjustments for 2006

Strong focus on margin and risk containment

Dramatically reduced GOM aggregate

Significant improvement in pricing and terms & conditions

Improved data quality

Insurance

Property Insurance delivered through three business units

Europe / Multinational

International  (ex US / Bermuda)

UK – National

Major expansion in UK National business providing
full service proposition driven through:-

Use of market leading risk evaluation and underwriting tools

Excellent risk engineering – undertaking client site
inspections

Superior quality of policy issuance and administration through use of structured work flow tools

2006 GWP
31%
7%
28%
34%
Treaty Property
Treaty Casualty
M&E / PA
IRP

2005 GWP
42%
4%
34%
20%
Treaty Property
Treaty Casualty
M&E / PA
IRP

Endurance

2006 and Beyond

Shift in portfolio mix from reinsurance
to insurance

Focus on territorial cycle management

Continue to maximize international
opportunities

Entry into new lines of business

Expansion of existing ENH specialties
internationally

Continue penetration of 1st tier
customers

Surety

Laura A. Shanahan

Senior Vice President

Endurance U.S. Reinsurance

May 15, 2006

Surety Portfolio

Origins

XL Re renewal rights transaction – successfully moved
90% of the portfolio

Organizational expertise

Composition of portfolio

Contract and Commercial Surety

Clients – national, regional and specialty companies

23.5%
76.5%
Proportional
Excess of Loss

3.9%
1.8%
6.6%
8.5%
13.8%
65.4%
Direct
AON
Benfield
Guy Carpenter
Willis
Gill and Roeser

Endurance

Our Business At  A Glance

Our Business At  A Glance
Inforce Portfolio at March 31, 2006

The Endurance Edge

Business development approach

Process & controls - actuarial, legal, finance, and underwriting involvement in all deals

Objective - generate a 15%+  return on equity

Competitive edge

Underwriting expertise

Technology

Service

Strong customer relationships

Healthcare Practice

Judy Hart

Executive Vice President

Endurance Bermuda

May 15, 2006

Practice Snapshot

The Healthcare Practice writes excess medical professional liability for hospitals and health systems

‘05 GWP - $117M

Reported claim loss ratio practice inception to date-less than 5%

136 Healthcare clients all in our defined niche

All accounts have large self-insured retentions

Provided as direct insurance or reinsurance to healthcare provider owned captive insurance companies

Account retention ratio is very high-in excess of 95%

Attachments are venue driven and account specific

Offer $25M in claims made capacity

Dedicated claims and actuarial expertise in place

Healthcare Practice
140
120
100
80
60
40
20
0
$, millions
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2002
2003
2004
2005
Q1 2006
Period
GWP
U/W Ratio

Financial History

ITD 68%

Our Clients

Large multi-hospital systems, integrated healthcare networks and university teaching hospitals having the following characteristics:

Commitment to quality/patient safety initiatives

Centralized, sophisticated internal risk management

Value long-term relationships – good partners

Seasoned self-insureds – captive or qualified self-insured trust

Financially sound not-for-profit and for-profit organizations

Select distributors who have knowledgeable healthcare teams

Our Distributors

Strong relationships at various “customer touch-points”

Niche dominated by National Brokers

Maturing Bermuda healthcare broking community

Sensitivity to the alignment of client objectives

Broker Premium Allocation

          Actual ‘05 Premium ($M)

          Marsh

$43.2

          Willis

$18.5

          Aon

$22.4

          JLT

$15.9

          All other

$17.1

The Endurance Edge

A team with diverse background/skill sets

Have successfully integrated claims and actuarial expertise into the underwriting process

Flexibility in form-BDA, US, London

Knowledge of the performance of risk-tort elements

Proprietary claims database – over 1.1M claims

Keen knowledge of customer set – what drives decision making

Engaged strategically with our clients-consultative approach

Direct customer contact – over 100 client visits to Bermuda in ‘05

Manage multiple dimensions – strong support for BDA market

Recognized as market leader in timeliness and accuracy

Endurance Specialty Holdings Ltd.
Investor Day

May 15, 2006